UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2024

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2024, Focus Universal Inc. (the “Company”) hired Warren Wang as its Vice President and Chief Strategy Officer. As Vice President and Chief Strategy Officer Mr. Wang will oversee the Company’s capital market transactions. In connection with the onboarding of Mr. Wang as the Company’s Vice President and Chief Strategy Officer, the Company and Mr. Wang executed an employment agreement on April 5, 2024 (the “Employment Agreement”). The initial term of the Employment Agreement is two years (the “Initial Term”). The Initial Term will automatically renew for an additional one year at the end of the Initial Term upon the mutual agreement of the parties. Mr. Wang’s employment is “at will” and, pursuant to the terms of the Employment Agreement, Mr. Wang will receive a base salary of $10,000 a month.

Mr. Wang brings over 20 years of experience in financing, listing, and capital operations. He previously served as a board member and chief executive officer of PX SPAC Capital Inc. since February 2022, and as a board member and chief executive officer of PX Capital USA Inc. since March 2019. From March 2019 to January 2022, Mr. Wang served as the chairman and chief executive officer of Hudson Capital Inc, a Nasdaq-listed company. Prior to that role, from July 2018 to March 2019, Mr. Wang also held the positions of chairman and chief executive officer at SSLJ.com Inc., listed on Nasdaq. Mr. Wang obtained an Executive Master of Business Administration degree from Peking University in 2006.

The foregoing description of the Employment Agreement is a summary and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release issued by the Company announcing the new Vice President and Chief Stategy Officer is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

A press release issued on April 8, 2024 announcing the appointment. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated April 5, 2024
99.1	Press Release dated April 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2024

FOCUS UNIVERSAL, INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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